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                                                                  EXHIBIT 10(a)
               SECOND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT
                            OF CSC ASSOCIATES, L.P.
     THIS SECOND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF CSC ASSOCIATES, L.P. (the "Second Amendment") is made and entered into as of the 31st day of December, 1990, by and between COUSINS PROPERTIES INCORPORATED, a Georgia corporation ("CPI"), as a general partner and as a limited partner, and C&S PREMISES, INC., a Georgia corporation ("C&S"), as a general partner and as a limited partner.
                                  WITNESSETH:
     WHEREAS, CPI and The Citizens and Southern Corporation ("Parent") entered into that certain Limited Partnership Agreement of CSC Associates, L.P. (the "Agreement") on September 29, 1989; and
     WHEREAS, Parent transferred its entire interest as a limited partner and as a general partner to C&S by Transfer of Partnership Interest dated as of November 30, 1989, and C&S thereby succeeded to all rights of Parent as "C&S" under the Agreement; and
     WHEREAS, CPI and C&S amended the aforesaid Limited Partnershp Agreement by that certain First Amendment to Limited Partnerhip Agreement of CSC Associates, L.P. dated August 20, 1990 (said Limited Partnership Agreement, as amended, being herein referred to as the "Agreement"); and
     WHEREAS, CPI and C&S wish to further amend the Agreement in certain respects as provided herein.
     NOW, THEREFORE, for and in consideration of the premises and the mutual promises, obligations and agreements contained herein and in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CPI and C&S, intending to be legally bound, do hereby agree as follows:
          1. The terms and words of art used but not specifically defined herein shall have the meanings ascribed to such terms and words of art in the Agreement.
          2. CPI and C&S acknowledge that a portion of the Tower Site has already been conveyed to the Partnership and that, as of the date hereof, the remaining Tower Site is comprised of that portion of the Land more particularly described on EXHIBIT "A" attached hereto and by reference made a part hereof.
          3. Section 3.2.7 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
             "3.2.7 CALL ON TOWER SITE. C&S shall contribute, or cause to be contributed, the Tower Site and the Tower to the Partnership by limited warranty deed, free and clear of all liens, security deeds, claims and encumbrances other than the Permitted Encumbrances and the deed to secure debt and security agreement from The Citizens and Southern National Bank to The First National Bank of Chicago, et al., given to secure the indebtedness of the Partnership, if same is still outstanding. Such conveyance of the Tower Site and the Tower to the Partnership shall be consummated at the office of the Partnership at two o'clock p.m. on the earlier to occur of (i) December 31, 1992, or (ii) the date designated by the Managing Partner of the Partnership to C&S, which notice may be given by the Managing Partner at any time (but not earlier than fifteen (15) days prior to the Completion Date) and at least thirty (30) days prior to the designated date for closing set forth in such notice. In the event the Managing Partner fails to give written notice of the specific date for the closing, the closing shall occur at the office of the Partnership at two o"clock p.m. on December 31, 1992, regardless of whether or not the Completion Date has occurred. The Gross Asset Value of the Tower and the net fair market value of the Tower shall each be considered to be zero, and C&S shall not be entitled to any debit or credit to its capital account with respect to its contribution of the Tower."
          4. Exhibit "B" which is currently attached to the Agreement is hereby deleted in its entirety and the list of Permitted Encumbrances which is attached as EXHIBIT "B" to this Second Amendment is hereby substituted in lieu thereof.

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          5. Except as expressly amended hereby, the Agreement shall remain in full force and effect.
          6. This Second Amendment shall be binding upon and shall inure to the benefit of CPI and C&S and their respective legal representatives, succesors and assigns.
     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed under seal by their duly authorized corporate officers, each on the day, month and year first above written.
                                             "CPI":
                                             COUSINS PROPERTIES INCORPORATED,
                                             a Georgia corporation, as general
                                             partner and as limited partner
                                             By:
                                                Its:
                                                      (CORPORATE SEAL)
                                             "C&S":
                                             C&S PREMISES INC.,
                                             a Georgia corporation, as general
                                             partner and as limited partner
                                             By:
                                                Its:
                                                      (CORPORATE SEAL)

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                         CONSENT TO SECOND AMENDMENT TO
                        LIMITED PARTNERSHIP AGREEMENT OF
                              CSC ASSOCIATES, L.P.
     The undersigned Parent does hereby consent to all of the terms of the foregoing Second Amendment to Limited Partnership Agreement of CSC Associates, L.P. (the "Second Amendment") between CPI and C&S and does hereby confirm to and agree with CPI that the Second Amendment shall not affect or reduce Parent's continuing liability under the Agreement, as amended, and that Parent shall be and remain fully liable for all obligations of C&S under the Agreement, as amended, and under the Transfer of Partnership Interest between Parent and C&S dated as of November 30, 1989. All terms and words of art used herein as indicated by the initial capitalization thereof, and not otherwise defined herein, shall have the same respective meanings designated for such terms and words of art in the Second Amendment.
     Dated as of December 31, 1990.
                                             "PARENT"
                                             THE CITIZENS AND SOUTHERN
                                             CORPORATION,
                                             a Georgia corporation
                                             By:          W.T. BAGGETT
                                                Its:             SVP
                                             Attest      FRANKIE S. HUNTER
                                                Its:       ASST. SECRETARY
                                                      (Corporate Seal)